UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2016

THE ALKALINE WATER COMPANY INC.
Exact name of registrant as specified in its charter)

Nevada	000-55096	EIN 99-0367049
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7730 E Greenway Road Ste. 203
Scottsdale, AZ 85260
 (Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (480) 656-2423

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
The information contained in Item 3.02 of this current report on Form 8-K is responsive to this item.
Item 3.02 Unregistered Sales of Equity Securities.
In consideration for settling the debt in the amount of $5,601 incurred for past services performed by a former employee of our company, we issued 10,000 shares of our common stock to a former employee of our company effective as of January 28, 2016. The issuance of these shares was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933.
In consideration for services to be rendered to our subsidiary, we issued an aggregate of 240,000 shares of our common stock to two employees of our subsidiary effective as of March 1, 2016. The issuance of these shares was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933.
In consideration for settling the debts in the aggregate amounts of $29,700 incurred for past services performed by former employees of our company, we issued an aggregate of 30,000 shares of our common stock to two former employees of our company effective as of March 1, 2016. The issuance of these shares was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933.
As of March 31, 2016, we entered into a promissory note and warrant exchange agreement (the “March Exchange Agreement”) with six holders of our promissory notes (each, a “Note”) in the aggregate principal amount of $310,000 and warrants (each, a “March Warrant”) to purchase an aggregate of 88,563 shares of our common stock, whereby we exchanged the holders’ Notes and March Warrants, for no additional consideration, for an aggregate of 551,246 shares of our common stock (the “March Exchange”), and following the March Exchange, the Notes and March Warrants were automatically cancelled and terminated and the holders have no further rights pursuant to the Notes, March Warrants and any agreement or instrument pursuant to which such Notes or March Warrants were issued.
As of March 31, 2016, pursuant to the March Exchange Agreement, we issued an aggregate of 551,246 shares of our common stock upon exchange of the above mentioned Notes and March Warrants. In issuing these shares, we relied on an exemption from the registration requirements of the Securities Act of 1933 provided by Section 3(a)(9) and/or Section 4(a)(2) of the Securities Act of 1933.
As of May 16, 2016, we entered into a warrant exchange agreement (the “May Exchange Agreement”) with six holders of our warrants (each, a “May Warrant”) to purchase an aggregate of 163,202 shares of our common stock, whereby we exchanged the holders’ May Warrants, for no additional consideration, for an aggregate of 163,202 shares of our common stock (the “May Exchange”), and following the May Exchange, the May Warrants were automatically cancelled and terminated and the holders have no further rights pursuant to the May Warrants and any agreement or instrument pursuant to which such May Warrants were issued.
On June 14, 2016, pursuant to the May Exchange Agreement, we issued an aggregate of 163,202 shares of our common stock upon exchange of the above mentioned May Warrants. In issuing these shares, we relied on an exemption from the registration requirements of the Securities Act of 1933 provided by Section 3(a)(9) and/or Section 4(a)(2) of the Securities Act of 1933 and/or Rule 506 promulgated under the Securities Act of 1933.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
10.1 Form of Promissory Note and Warrant Exchange Agreement
10.2 Form of Warrant Exchange Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALKALINE WATER COMPANY INC.

/s/ Richard A. Wright
Richard A. Wright
Vice-President, Secretary, Treasurer and Director

June 15, 2016

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